EXHIBIT 25

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes D. Vernon Horton or Clayton C. Larson, and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10-K and all amendments and/or supplements to this Annual Report on Form 10-K.


/S/ Clayton C. Larson
--------------------------------------    Date:              March 27, 1996
Charles E. Bancroft,
Director


/S/ Dennis A. DeCius
--------------------------------------    Date:              March 27, 1996
Dennis A. DeCius
Executive Vice President
and Chief Financial Officer
(principal financial officer and
principal accounting officer)


/S/ Gene DiCicco
--------------------------------------    Date:              March 25, 1996
Gene DiCicco,
Director


/S/ Lewis L. Fenton
--------------------------------------    Date:              March 13, 1996
Lewis L. Fenton,
Director


/S/ Gerald T. Fry
--------------------------------------    Date:              March 13, 1996
Gerald T. Fry,
Director



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/S/ James L. Gattis
--------------------------------------    Date:              March 27, 1996
James L. Gattis,
Director and Secretary


/S/ Hubert W. Hudson
--------------------------------------    Date:              March 21, 1996
Hubert W. Hudson,
Director


/S/ Stanley R. Haynes
--------------------------------------    Date:              March 27, 1996
Stanley R. Haynes,
Chairman of the Board
and Director


/S/ D. Vernon Horton
--------------------------------------    Date:              March 27, 1996
D. Vernon Horton,
Chief Executive officer
(principal executive
officer) and Director


/S/ William J. Keller
--------------------------------------    Date:              March 27, 1996
William J. Keller,
Director


/S/ Clayton C. Larson
--------------------------------------    Date:              March 13, 1996
Clayton C. Larson,
President and Director


/S/ William S. McAfee
--------------------------------------    Date:              March 27, 1996
William S. McAfee,
Director


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/S/ William H. Pope
--------------------------------------    Date:              March 27, 1996
William H. Pope,
Director


/S/ William K. Sambrailo
--------------------------------------    Date:              March 22, 1996
William K. Sambrailo,
Director


/S/ Robert B. Sheppard
--------------------------------------    Date:              March 14, 1996
Robert B. Sheppard,
Director


/S/ Clyn Smith, Jr.
--------------------------------------    Date:              March 14, 1996
Clyn Smith, Jr.,
Director